UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

June 11, 2007
Date of Report (Date of earliest event reported)

OWENS-ILLINOIS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9576	22-2781933
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification Number)

OWENS-ILLINOIS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	33-13061	34-1559348
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification Number)

One Michael Owens Way
Perrysburg, Ohio	43551-2999
(Address of principal executive offices)	(Zip Code)

(567) 336-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

Item 2.01.                                          Completion of Acquisition or Disposition of Assets.

In connection with the sale of its plastics packaging business, Owens-Illinois, Inc. and Owens-Illinois Group, Inc. report the following:

Owens-Illinois Group, Inc. has entered into the Second Amendment to Credit Agreement and Consent, dated as of June 11, 2007 (the “Second Amendment”), by and among the other Borrowers named therein, Owens-Illinois General, Inc., as Borrower’s Agent, Deutsche Bank AG, New York Branch, as Administrative Agent, and the other Agents and Lenders named therein.  The material provisions of the Second Amendment, including the elimination of the financial covenant requiring Owens-Illinois Group, Inc. to maintain a specified interest coverage ratio, became effective on July 31, 2007.

The description in this Current Report of the Second Amendment is not intended to be a complete description thereof. The description is qualified in its entirety by the full text of the Second Amendment which is  attached as an exhibit to and incorporated by reference in this Current Report.

As previously reported in its Form 8-K filed on June 15, 2007,  Owens-Illinois, Inc. and its wholly owned subsidiary Owens-Illinois Group, Inc., entered into a definitive agreement with Rexam PLC to sell its plastics packaging business.  The description in this Current Report of the agreement is not intended to be a complete description thereof. The description is qualified in its entirety by the full text of agreement which is incorporated by reference in this Current Report.

On July 31, 2007, Owens-Illinois, Inc. and Owens-Illinois Group, Inc. completed the sale of the plastics packaging business to Rexam PLC.  A copy of Owens-Illinois, Inc.’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                                      Financial Statements and Exhibits

(b)  Pro forma financial information.

Pursuant to paragraph (b) (1) of Item 9.01 of Form 8-K, Owens-Illinois, Inc. is furnishing pro forma financial information in Exhibit 99.2 and Owens-Illinois Group, Inc. is furnishing pro forma financial information in Exhibit 99.3

(d)                                                                                  Exhibits.

Exhibit No	Description

4.1	Second Amendment to Credit Agreement and Consent, dated June 11, 2007

10.1

Stock Purchase Agreement among Rexam PLC, Rexam Inc., Owens-Illinois Group, Inc. and Owens-Illinois, Inc. dated as of June 11, 2007 (filed as Exhibit 99.2 to Owens-Illinois, Inc.’s Form 8-K filed on June 15, 2007, File No. 1-9576, and incorporated herein by reference).

99.1	Press Release, dated August 1, 2007

99.2

Unaudited Pro Forma Consolidated Balance Sheet of Owens-Illinois, Inc., which assumes the divestiture of the plastics packaging business occurred as of June 30, 2007, and Unaudited Pro Forma Condensed Consolidated Results of Operations of Owens-Illinois, Inc. for the six months ended June 30, 2007 and for the year ended December 31, 2006, which assume the divestiture occurred as of January 1, 2006.

99.3

Unaudited Pro Forma Consolidated Balance Sheet of Owens-Illinois Group, Inc. which assumes the divestiture of the plastics packaging business occurred as of June 30, 2007, and Unaudited Pro Forma Condensed Consolidated Results of Operations of Owens- Illinois Group, Inc. for the six months ended June 30, 2007 and for the year ended December 31, 2006, which assume the divestiture occurred as of January 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS, INC.

	By:	/s/ Edward C. White
	Name:	Edward C. White
	Title:	Senior Vice President and
Chief Financial Officer

OWENS-ILLINOIS GROUP, INC.

Date: August 6, 2007	By:	/s/ Edward C. White
	Name:	Edward C. White
	Title:	President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Second Amendment to Credit Agreement and Consent, dated June 11, 2007

10.1

Stock Purchase Agreement among Rexam PLC, Rexam Inc., Owens-Illinois Group, Inc. and Owens-Illinois, Inc. dated as of June 11, 2007 (filed as Exhibit 99.2 to Owens-Illinois, Inc.’s Form 8-K filed on June 15, 2007, File No. 1-9576, and incorporated herein by reference).

99.1	Press Release, dated July 31, 2007

99.2

Unaudited Pro Forma Consolidated Balance Sheet of Owens-Illinois, Inc., which assumes the divestiture of the plastics packaging business occurred as of June 30, 2007, and Unaudited Pro Forma Condensed Consolidated Results of Operations of Owens-Illinois, Inc. for the six months ended June 30, 2007 and for the year ended December 31, 2006, which assume the divestiture occurred as of January 1, 2006.

99.3

Unaudited Pro Forma Consolidated Balance Sheet of Owens-Illinois Group, Inc. which assumes the divestiture of the plastics packaging business occurred as of June 30, 2007, and Unaudited Pro Forma Condensed Consolidated Results of Operations of Owens- Illinois Group, Inc. for the six months ended June 30, 2007 and for the year ended December 31, 2006, which assume the divestiture occurred as of January 1, 2006.